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                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, California Trust 174, Maryland Trust 111, and New York Trust 178

  We consent to the use of our report dated January 25, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             [LOGO OF KPMG LLP]

                                             KPMG LLP

New York, New York
January 25, 2000